EXHIBIT 10.68

______________________________________________________________________________
Space Above for Recorder’s Use

Title of Document:	Multifamily Deed of Trust, Assignment of Rents, and Security
Agreement

Date of Document:	as of June 30, 2016

Grantor:	SIR STUART HALL, LLC, a Delaware limited liability company

Grantor’s Address:	c/o Steadfast Companies
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
Attention: Ana Marie del Rio, General Counsel

Grantee:	BERKELEY POINT CAPITAL LLC, a Delaware limited
liability company

Grantee’s Address:	7700 Wisconsin Avenue, Suite 1100,
Bethesda, Maryland 20814

Legal Description:	See Exhibit A

Reference Book and Page
(if applicable):	N/A

Prepared by, and after recording
return to:
Melissa A. Johnson, Esq.
Krooth & Altman LLP
1850 M Street, NW, Suite 400
Washington, DC 20036

Freddie Mac Loan Number: 932599958

MULTIFAMILY DEED OF TRUST,
ASSIGNMENT OF RENTS
AND SECURITY AGREEMENT

MISSOURI

(Revised 5-1-2015)

MULTIFAMILY DEED OF TRUST,
ASSIGNMENT OF RENTS
AND SECURITY AGREEMENT

MISSOURI

(Revised 5-1-2015)

THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (“Instrument”) is made this 30th day of June, 2016, by SIR STUART HALL, LLC, a limited liability company organized and existing under the laws of Delaware, whose mailing address is c/o Steadfast Companies, 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention:  Ana Marie del Rio, General Counsel, as grantor (“Borrower”), to Steven M. Leigh, whose mailing address is Martin Leigh & Laws, 1044 Main St, Kansas City MO 64105, as trustee (“Trustee”), for the benefit of BERKELEY POINT CAPITAL LLC, a limited liability company organized and existing under the laws of Delaware, whose address is 7700 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814, as beneficiary (“Lender”). Borrower’s organizational identification number, if applicable, is 5383882.

RECITAL

Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, bargains, sells, conveys, confirms and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the Land located in Jackson County, State of Missouri and described in Exhibit A attached to this Instrument.

AGREEMENT

TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower’s Multifamily Note payable to Lender dated as of the date of this Instrument, and maturing on July 1, 2023 (“Maturity Date”), in the principal amount of $16,200,000, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered except as shown on the schedule of exceptions to coverage in the title policy issued to and accepted by Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender’s interest in the Mortgaged Property (“Schedule of Title Exceptions”). Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in the Schedule of Title Exceptions.

Missouri
Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

UNIFORM COVENANTS

(Revised 7-17-2014)

Covenants. In consideration of the mutual promises set forth in this Instrument, Borrower and Lender covenant and agree as follows:

1.
Definitions. The following terms, when used in this Instrument (including when used in the above recitals), will have the following meanings and any capitalized term not specifically defined in this Instrument will have the meaning ascribed to that term in the Loan Agreement:

“Attorneys’ Fees and Costs” means (a) fees and out‑of‑pocket costs of Lender’s and Loan Servicer’s attorneys, as applicable, including costs of Lender’s and Loan Servicer’s in-house counsel, support staff costs, costs of preparing for litigation, computerized research, telephone and facsimile transmission expenses, mileage, deposition costs, postage, duplicating, process service, videotaping and similar costs and expenses; (b) costs and fees of expert witnesses, including appraisers; (c) investigatory fees; and (d) the costs for any opinion required by Lender pursuant to the terms of the Loan Documents.

“Borrower” means all Persons identified as “Borrower” in the first paragraph of this Instrument, together with their successors and assigns.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which Lender or the national banking associations are not open for business.

“Event of Default” means the occurrence of any event described in Section 8.

“Fixtures” means all property owned by Borrower which is attached to the Land or the Improvements so as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

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“Governmental Authority” means any board, commission, department, agency or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property, or the use, operation or improvement of the Mortgaged Property, or over Borrower.

“Ground Lease” means the lease described in the Loan Agreement pursuant to which Borrower leases the Land, as such lease may from time to time be amended, modified, supplemented, renewed and extended.

“Improvements” means the buildings, structures, improvements now constructed or at any time in the future constructed or placed upon the Land, including any future alterations, replacements and additions.

“Indebtedness” means the principal of, interest at the fixed or variable rate set forth in the Note on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 7 to protect the security of this Instrument.

“Land” means the land described in Exhibit A.

“Leasehold Estate” means Borrower’s interest in the Land and any other real property leased by Borrower pursuant to the Ground Lease, if applicable, including all of the following:

(a)	All rights of Borrower to renew or extend the term of the Ground Lease.

(b)	All amounts deposited by Borrower with Ground Lessor under the Ground Lease.

(c)	Borrower’s right or privilege to terminate, cancel, surrender, modify or amend the Ground Lease.

(d)	All other options, privileges and rights granted and demised to Borrower under the Ground Lease and all appurtenances with respect to the Ground Lease.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

“Lender” means the entity identified as “Lender” in the first paragraph of this Instrument, or any subsequent holder of the Note.

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Multifamily Deed of Trust, Assignment of Rents
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“Loan Agreement” means the Multifamily Loan and Security Agreement executed by Borrower in favor of Lender and dated as of the date of this Instrument, as such agreement may be amended from time to time.

“Loan Documents” means the Note, this Instrument, the Loan Agreement, all guaranties, all indemnity agreements, all collateral agreements, UCC filings, O&M Programs, the MMP and any other documents now or in the future executed by Borrower, any guarantor or any other Person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

“Loan Servicer” means the entity that from time to time is designated by Lender or its designee to collect payments and deposits and receive Notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives Notice to the contrary, the Loan Servicer is the entity identified as “Lender” in the first paragraph of this Instrument.

“Mortgaged Property” means all of Borrower’s present and future right, title and interest in and to all of the following:

(a)	The Land, or, if Borrower’s interest in the Land is pursuant to a Ground Lease, the Ground Lease and the Leasehold Estate.

(b)	The Improvements.

(c)	The Fixtures.

(d)	The Personalty.

(e)
All current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights of way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated.

(f)
All proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirement.

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and Security Agreement

(g)
All awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof.

(h)
All contracts, options and other agreements for the sale of the Land, or the Leasehold Estate, as applicable, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations.

(i)
All proceeds from the conversion, voluntary or involuntary, of any of the items described in subsections (a) through (h) inclusive into cash or liquidated claims, and the right to collect such proceeds.

(j)	All Rents and Leases.

(k)
All earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument.

(l)	All Imposition Reserve Deposits.

(m)	All refunds or rebates of Impositions by Governmental Authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated).

(n)	All tenant security deposits which have not been forfeited by any tenant under any Lease and any bond or other security in lieu of such deposits.

(o)	All names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

(p)	If required by the terms of Section 4.05 of the Loan Agreement, all rights under the Letter of Credit and the Proceeds, as such Proceeds may increase or decrease from time to time.

(q)	If the Note provides for interest to accrue at a floating or variable rate and there is a Cap Agreement, the Cap Collateral.

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“Note” means the Multifamily Note (including any Amended and Restated Note, Consolidated, Amended and Restated Note, or Extended and Restated Note) executed by Borrower in favor of Lender and dated as of the date of this Instrument, including all schedules, riders, allonges and addenda, as such Multifamily Note may be amended, modified and/or restated from time to time.

“Notice” or “Notices” means all notices, demands and other communication required under the Loan Documents, provided in accordance with the requirements of Section 11.03 of the Loan Agreement.

“Person” means any natural person, sole proprietorship, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, limited liability limited partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

“Personalty” means all of the following:

(a)	Accounts (including deposit accounts) of Borrower related to the Mortgaged Property.

(b)
Equipment and inventory owned by Borrower, which are used now or in the future in connection with the ownership, management or operation of the Land or Improvements or are located on the Land or Improvements, including furniture, furnishings, machinery, building materials, goods, supplies, tools, books, records (whether in written or electronic form) and computer equipment (hardware and software).

(c)
Other tangible personal property owned by Borrower which is used now or in the future in connection with the ownership, management or operation of the Land or Improvements or is located on the Land or in the Improvements, including ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances (other than Fixtures).

(d)	Any operating agreements relating to the Land or the Improvements.

(e)	Any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements.

(f)
All other intangible property, general intangibles and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land and including subsidy or similar payments received from any sources, including a Governmental Authority.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

(g)	Any rights of Borrower in or under letters of credit.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due or to become due, and deposits forfeited by tenants, and, if Borrower is a cooperative housing corporation or association, maintenance fees, charges or assessments payable by shareholders or residents under proprietary leases or occupancy agreements, whether now due, past due, or to become due.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, whether general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a Lien on the Land or the Improvements.

2.	Uniform Commercial Code Security Agreement.

(a)
This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subjected to a security interest under the Uniform Commercial Code, for the purpose of securing Borrower’s obligations under this Instrument and to further secure Borrower’s obligations under the Note, this Instrument and other Loan Documents, whether such Mortgaged Property is owned now or acquired in the future, and all products and cash and non-cash proceeds thereof (collectively, “UCC Collateral”), and by this Instrument, Borrower grants to Lender a security interest in the UCC Collateral. To the extent necessary under applicable law, Borrower hereby authorizes Lender to prepare and file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest.

(b)
Unless Borrower gives Notice to Lender within 30 days after the occurrence of any of the following, and executes and delivers to Lender modifications or supplements of this Instrument (and any financing statement which may be filed in connection with this Instrument) as Lender may require, Borrower will not (i) change its name, identity, structure or jurisdiction of organization; (ii) change the location of its place of business (or chief executive office if more than one place of business); or (iii) add to or change any location at which any of the Mortgaged Property is stored, held or located.

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Multifamily Deed of Trust, Assignment of Rents
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(c)
If an Event of Default has occurred and is continuing, Lender will have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender’s other remedies.

(d)	This Instrument also constitutes a financing statement with respect to any part of the Mortgaged Property that is or may become a Fixture, if permitted by applicable law.

3.	Assignment of Rents; Appointment of Receiver; Lender in Possession.

(a)	As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents.

(i)
It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower.

(ii)
Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.

(iii)
For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents will not be deemed to be a part of the Mortgaged Property. However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents will be included as a part of the Mortgaged Property and it is the intention of Borrower that in this circumstance this Instrument create and perfect a Lien on Rents in favor of Lender, which Lien will be effective as of the date of this Instrument.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

(b)
(i)    Until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Reserve Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Reserve Deposits), tenant improvements and other capital expenditures.

(ii)
So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Instrument.

(iii)
After the occurrence of an Event of Default, and during the continuance of such Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. From and after the occurrence of an Event of Default, and during the continuance of such Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower’s license to collect Rents will automatically terminate and Lender will without Notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower will pay to Lender upon demand all Rents to which Lender is entitled.

(iv)
At any time on or after the date of Lender’s demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant will be obligated to inquire further as to the occurrence or continuance of an Event of Default. No tenant will be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender will be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower will not interfere with and will cooperate with Lender’s collection of such Rents.

(c)	If an Event of Default has occurred and is continuing, then Lender will have each of the following rights and may take any of the following actions:

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

(i)
Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of Repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(ii)
Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender’s security, without regard to Borrower’s solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.

(iii)
If Borrower is a housing cooperative corporation or association, Borrower hereby agrees that if a receiver is appointed, the order appointing the receiver may contain a provision requiring the receiver to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Reserve Deposits, it being acknowledged and agreed that the Indebtedness is an obligation of Borrower and must be paid out of maintenance charges payable by Borrower’s tenant shareholders under their proprietary leases or occupancy agreements.

(iv)	Lender or the receiver, as the case may be, will be entitled to receive a reasonable fee for managing the Mortgaged Property.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

(v)
Immediately upon appointment of a receiver or immediately upon Lender’s entering upon and taking possession and control of the Mortgaged Property, Borrower will surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and will deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents.

(vi)	If Lender takes possession and control of the Mortgaged Property, then Lender may exclude Borrower and its representatives from the Mortgaged Property.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 will not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(d)
If Lender enters the Mortgaged Property, Lender will be liable to account only to Borrower and only for those Rents actually received. Except to the extent of Lender’s gross negligence or willful misconduct, Lender will not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under Section 3(c), and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

(e)
If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes will become an additional part of the Indebtedness as provided in Section 7.

(f)
Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument will not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

4.	Assignment of Leases; Leases Affecting the Mortgaged Property.

(a)
As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower’s right, title and interest in, to and under the Leases, including Borrower’s right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

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Multifamily Deed of Trust, Assignment of Rents
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(i)
It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower’s right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.

(ii)	For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases will not be deemed to be a part of the Mortgaged Property.

(iii)
However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases will be included as a part of the Mortgaged Property and it is the intention of Borrower that in this circumstance this Instrument create and perfect a Lien on the Leases in favor of Lender, which Lien will be effective as of the date of this Instrument.

(b)
Until Lender gives Notice to Borrower of Lender’s exercise of its rights under this Section 4, Borrower will have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, and during the continuance of such Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases will automatically terminate. Borrower will comply with and observe Borrower’s obligations under all Leases, including Borrower’s obligations pertaining to the maintenance and disposition of tenant security deposits.

(c)

(i)
Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 will not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements.

(ii)
The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) will not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses.

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(iii)
Except to the extent of Lender’s gross negligence or willful misconduct, Lender will not be liable in any way for any injury or damage to person or property sustained by any Person or Persons in or about the Mortgaged Property.

(iv)	Prior to Lender’s actual entry into and taking possession of the Mortgaged Property, Lender will not be obligated for any of the following:

(A)	Lender will not be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease).

(B)	Lender will not be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property.

(C)
Lender will not be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower will constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and will be that of Borrower, prior to such actual entry and taking of possession.

(d)
Upon delivery of Notice by Lender to Borrower of Lender’s exercise of Lender’s rights under this Section 4 at any time after the occurrence of an Event of Default, and during the continuance of such Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately will have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e)	Borrower will, promptly upon Lender’s request, deliver to Lender an executed copy of each residential Lease then in effect.

(f)
If Borrower is a cooperative housing corporation or association, notwithstanding anything to the contrary contained in this Instrument, so long as Borrower remains a cooperative housing corporation or association and is not in breach of any covenant of this Instrument, Lender consents to the following:

(i)
Borrower may execute leases of apartments for a term in excess of 2 years to a tenant shareholder of Borrower, so long as such leases, including proprietary leases, are and will remain subordinate to the Lien of this Instrument.

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(ii)
Borrower may surrender or terminate such leases of apartments where the surrendered or terminated lease is immediately replaced or where Borrower makes its best efforts to secure such immediate replacement by a newly-executed lease of the same apartment to a tenant shareholder of Borrower. However, no consent is given by Lender to any execution, surrender, termination or assignment of a lease under terms that would waive or reduce the obligation of the resulting tenant shareholder under such lease to pay cooperative assessments in full when due or the obligation of the former tenant shareholder to pay any unpaid portion of such assessments.

5.
Prepayment Premium. Borrower will be required to pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender’s exercise of any right of acceleration of the Indebtedness, as provided in the Note.

6.
Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion. Neither Lender’s acceptance of an amount that is less than all amounts then due and payable nor Lender’s application of such payment in the manner authorized will constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower’s obligations under this Instrument, the Note and all other Loan Documents will remain unchanged.

7.	Protection of Lender’s Security; Instrument Secures Future Advances.

(a)
If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender’s security or Lender’s rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender’s option may make such appearances, file such documents, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender’s interest, including all of the following:

(i)	Lender may pay Attorneys’ Fees and Costs.

(ii)	Lender may pay fees and out-of-pocket expenses of accountants, inspectors and consultants.

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(iii)	Lender may enter upon the Mortgaged Property to make Repairs or secure the Mortgaged Property.

(iv)	Lender may procure the Insurance required by the Loan Agreement.

(v)	Lender may pay any amounts which Borrower has failed to pay under the Loan Agreement.

(vi)	Lender may perform any of Borrower’s obligations under the Loan Agreement.

(vii)	Lender may make advances to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a Prior Lien.

(b)
Any amounts disbursed by Lender under this Section 7, or under any other provision of this Instrument that treats such disbursement as being made under this Section 7, will be secured by this Instrument, will be added to, and become part of, the principal component of the Indebtedness, will be immediately due and payable and will bear interest from the date of disbursement until paid at the Default Rate.

(c)	Nothing in this Section 7 will require Lender to incur any expense or take any action.

8.	Events of Default. An Event of Default under the Loan Agreement will constitute an Event of Default under this Instrument.

9.
Remedies Cumulative. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument, the Loan Agreement or any other Loan Document or afforded by applicable law or equity, and each will be cumulative and may be exercised concurrently, independently or successively, in any order. Lender’s exercise of any particular right or remedy will not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time and as often as Lender chooses.

10.
Waiver of Statute of Limitations, Offsets, and Counterclaims. Borrower waives the right to assert any statute of limitations as a bar to the enforcement of the Lien of this Instrument or to any action brought to enforce any Loan Document. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Lender to perform any of its obligations under this Instrument will be a valid defense to, or result in any offset against, any payments that Borrower is obligated to make under any of the Loan Documents.

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11.	Waiver of Marshalling.

(a)
Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender will have the right to determine the order in which any or all of the Mortgaged Property will be subjected to the remedies provided in this Instrument, the Note, the Loan Agreement or any other Loan Document or applicable law. Lender will have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies.

(b)
Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

12.	Further Assurances; Lender’s Expenses.

(a)
Borrower will deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements or amendments, transfers and assurances as Lender may require from time to time in order to better assure, grant and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents or in connection with Lender’s consent rights under Article VII of the Loan Agreement.

(b)
Borrower acknowledges and agrees that, in connection with each request by Borrower under this Instrument or any Loan Document, Borrower will pay all reasonable Attorneys’ Fees and Costs and expenses incurred by Lender, including any fees payable in accordance with any request for further assurances or an estoppel certificate pursuant to the Loan Agreement, regardless of whether the matter is approved, denied or withdrawn. Any amounts payable by Borrower under this Instrument or under any other Loan Document will be deemed a part of the Indebtedness, will be secured by this Instrument and will bear interest at the Default Rate if not fully paid within 10 days of written demand for payment.

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Multifamily Deed of Trust, Assignment of Rents
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13.
Governing Law; Consent to Jurisdiction and Venue. This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, will be governed by the laws of the Property Jurisdiction. Borrower agrees that any controversy arising under or in relation to the Note, this Instrument or any other Loan Document may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction will have jurisdiction over all controversies that may arise under or in relation to the Note, any security for the Indebtedness or any other Loan Document. Borrower irrevocably consents to service, jurisdiction and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Section 13 is intended to limit Lender’s right to bring any suit, action or proceeding relating to matters under this Instrument in any court of any other jurisdiction.

14.	Notice. All Notices, demands and other communications under or concerning this Instrument will be governed by the terms set forth in the Loan Agreement.

15.
Successors and Assigns Bound. This Instrument will bind the respective successors and assigns of Borrower and Lender, and the rights granted by this Instrument will inure to Lender’s successors and assigns.

16.	Joint and Several Liability. If more than one Person signs this Instrument as Borrower, the obligations of such Persons will be joint and several.

17.	Relationship of Parties; No Third Party Beneficiary.

(a)
The relationship between Lender and Borrower will be solely that of creditor and debtor, respectively, and nothing contained in this Instrument will create any other relationship between Lender and Borrower. Nothing contained in this Instrument will constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

(b)
No creditor of any party to this Instrument and no other Person will be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (i) any arrangement (“Servicing Arrangement”) between Lender and any Loan Servicer for loss sharing or interim advancement of funds will constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (ii) Borrower will not be a third party beneficiary of any Servicing Arrangement, and (iii) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

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Multifamily Deed of Trust, Assignment of Rents
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18.	Severability; Amendments.

(a)
The invalidity or unenforceability of any provision of this Instrument will not affect the validity or enforceability of any other provision, and all other provisions will remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument.

(b)
This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought; provided, however, that in the event of a Transfer prohibited by or requiring Lender’s approval under Article VII of the Loan Agreement, some or all of the modifications to the Loan Documents (if any) may be modified or rendered void by Lender at Lender’s option by Notice to Borrower and the transferee(s).

19.	Construction.

(a)
The captions and headings of the Sections of this Instrument are for convenience only and will be disregarded in construing this Instrument. Any reference in this Instrument to a “Section” will, unless otherwise explicitly provided, be construed as referring to a Section of this Instrument.

(b)	Any reference in this Instrument to a statute or regulation will be construed as referring to that statute or regulation as amended from time to time.

(c)	Use of the singular in this Instrument includes the plural and use of the plural includes the singular.

(d)	As used in this Instrument, the term “including” means “including, but not limited to” and the term “includes” means “includes without limitation.”

(e)	The use of one gender includes the other gender, as the context may require.

(f)
Unless the context requires otherwise any definition of or reference to any agreement, instrument or other document in this Instrument will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in this Instrument).

(g)	Any reference in this Instrument to any person will be construed to include such person’s successors and assigns.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

20.
Subrogation. If, and to the extent that, the proceeds of the loan evidenced by the Note, or subsequent advances under Section 7, are used to pay, satisfy or discharge a Prior Lien, such loan proceeds or advances will be deemed to have been advanced by Lender at Borrower’s request, and Lender will automatically, and without further action on its part, be subrogated to the rights, including Lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

END OF UNIFORM COVENANTS; STATE-SPECIFIC PROVISIONS FOLLOW

21-30.     Reserved.

31.	Acceleration; Remedies.

(a)
At any time during the existence of an Event of Default, Lender, at Lender’s option, may declare the Indebtedness to be immediately due and payable without further demand, and may request Trustee to exercise the power of sale and Lender may exercise any other remedies permitted by applicable law or provided in this Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Trustee without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of an Event of Default or any other defense of Borrower to acceleration and sale. Lender will be entitled to collect all costs and expenses incurred in pursuing such remedies, including Attorneys’ Fees and Costs, costs of documentary evidence, abstracts and title reports.

(b)
If Lender invokes the power of sale, Lender or Trustee will mail copies of the notice of sale to Borrower and to other persons prescribed by applicable law in the manner provided by applicable law. Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Mortgaged Property to any later time on the same date by public announcement at the time and place of any previously scheduled sale. Lender or Lender’s designee may purchase the Mortgaged Property at any sale.

(c)
Trustee will deliver to the purchaser at the sale, within a reasonable time after the sale, a deed conveying the Mortgaged Property so sold without any covenant or warranty, express or implied. The recitals in Trustee’s deed will be prima facie evidence of the truth of the statements contained in those recitals. Trustee will apply the proceeds of the sale in the following order: (i) to all costs and expenses of the sale, including Trustee’s fees in the amount allowed by applicable law, attorneys’ fees and costs of title evidence; (ii) to the Indebtedness in such order as Lender, in Lender’s discretion, directs; and (iii) the excess, if any, to the person or persons legally entitled to it.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

(d)	Lender will have the right on one or more occasions to institute one or more actions or proceedings at law or in equity to enforce the rights and remedies of Lender under this Instrument.

(e)
Trustee hereby lets the Mortgaged Property to Borrower until a sale is held under the foregoing provisions or until the occurrence of an Event of Default, upon the following terms and conditions: Borrower, and all persons claiming or possessing the Mortgaged Property or any part thereof by, through or under Borrower, will pay rent therefore during said term at the rate of one cent (1¢) per month, payable monthly upon demand, and will surrender immediate peaceable possession of the Mortgaged Property and any and every part thereof sold under the foregoing power of sale to the purchaser at such sale, without notice or demand therefore, and will at once, without notice, surrender possession of the Mortgaged Property and every part thereof in the event Lender will take charge and enter the Mortgaged Property as provided in this Instrument.

32.	Release. Upon payment in full of the Indebtedness, Lender will release the Lien of this Instrument. Borrower will pay Lender’s reasonable costs incurred in releasing this Instrument.

33.
Financing Statement. As provided in Section 2, this Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture and for the purposes of such financing statement the following will be true:

(a)	The Debtor will be Borrower and the Secured Party will be Lender.

(b)	The addresses of Borrower as Debtor and of Lender as Secured Party are as specified above in the first paragraph of this Instrument.

(c)	The name of the record owner is Borrower; and (d) the types or items of collateral consist of any part of the Mortgaged Property which is or may become a Fixture.

34.	Appointment of Receiver. Section 3(b) and Section 4(d) are amended as follows:

(a)	Deleting the following phrase, each time it appears: “Lender entering upon and taking and maintaining control of the Mortgaged Property,” and

(b)	Inserting the following new phrase in its place: “Lender entering upon and taking and maintaining control or possession of the Mortgaged Property or any equivalent action.”

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

35.
Further Assurances For Trustee. Borrower will execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Trustee may require from time to time in order to better assure, grant, and convey to Trustee the rights intended to be granted, now or in the future, to Trustee under this Instrument.

36.
Successor Trustee. Lender, at Lender’s option, with or without cause, may from time to time remove Trustee and appoint a successor trustee by an instrument recorded in the city or county in which this Instrument is recorded. Without conveyance of the Mortgaged Property, the successor trustee will succeed to all the title, power and duties conferred upon the Trustee in this Instrument and by applicable law. For purposes of this Instrument, the term “Trustee” means the person identified as Trustee in the first paragraph of this Instrument and any successor trustee appointed by Lender pursuant to this Section or otherwise appointed as permitted by law.

37.	Oral Agreements. Pursuant to Mo.Rev.Stat. § 432.047, Borrower acknowledges receipt of the following notice.

Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

As used in this Section, “borrower” means Borrower and “creditor” means Lender.

38.	WAIVER OF TRIAL BY JURY.

(a)
BORROWER AND LENDER EACH COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY.

(b)
BORROWER AND LENDER EACH WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

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and Security Agreement

39.	COLLATERAL PROTECTION ACT NOTICE.

The following notice is provided pursuant to Section 427.120, R.S.Mo. As used herein, the terms “you” and “your” shall refer to Borrower, and the terms “we” and “us” shall refer to Lender: UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

40.	Attached Riders. The following Riders are attached to this Instrument:

•	Rider to Multifamily Security Instrument – Trade Names

•	Rider to Multifamily Security Instrument – Condominium

41.	Attached Exhibits. The following Exhibits, if marked with an “X” in the space provided, are attached to this Instrument:

|X|	Exhibit A	Description of the Land (required
| |	Exhibit B	Modifications to Instrument
| |	Exhibit C	Ground Lease Description (if applicable)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

BORROWER:

SIR STUART HALL, LLC
a Delaware limited liability company

By: Steadfast Income Advisor, LLC
a Delaware limited liability company
Manager

By: __/s/ Kevin J. Keating_______(SEAL)
Kevin J. Keating
Chief Accounting Officer

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

RIDER TO MULTIFAMILY SECURITY INSTRUMENT

TRADE NAMES
(Revised 3-1-2014)
The following changes are made to the Instrument which precedes this Rider:

A.	Subsection (o) of the definition of Mortgaged Property in Section 1 is restated as follows:

(o)
All names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property; provided however, that the names “SIR” and “Steadfast” and/or associated trademark rights are not assigned to Lender, subject to Section 6.30 of the Loan Agreement.

Rider to Multifamily Security Instrument	Page 1
Trade Names

RIDER TO MULTIFAMILY SECURITY INSTRUMENT

CONDOMINIUM

(Revised 3-1-2014)

The following changes are made to the Instrument which precedes this Rider:

A.	Section 1 is modified as follows:

(A)    The definition of Mortgaged Property is modified to add the following:

All rights, easements, rights of way, reservations and powers of Borrower under the Condominium Act and the Condominium Instruments in Borrower’s capacity as owner of the Borrower Condominium Units and as Declarant, if applicable, as well as any rights that Borrower may have, in any capacity, under the Condominium Act and the Condominium Instruments and as developer of the Condominium, if applicable, in addition to Borrower’s rights as owner of the Borrower Condominium Units specifically including all rights to approve any amendments to the Condominium Instruments and all rights to expand the Condominium.

(B)	The following definitions are added:

“Condominium” means Stuart Hall Condominiums, a condominium regime established pursuant to the Declaration.

“Condominium Act” means the laws codified in Sections 448.1-01 to 448.4-120, inclusive, Revised Statutes of Missouri, commonly known as the Uniform Condominium Act of the State of Missouri, as amended from time to time.

“Condominium Instruments” means the Declaration, the bylaws (as modified and expanded) and plats which established the Condominium under the Condominium Act.

“Condominium Units” means the three (3) units in the Condominium.

“Declarant” is the Person that established the Condominium pursuant to the Declaration, or such Person’s successors and assigns,

Rider to Multifamily Security Instrument	Page 1
Condominium

“Declaration” means the Declaration of Condominium Stuart Hall Condominiums Association dated March 31, 2010, as recorded in the official records of Jackson County, State of Missouri, in Document No. 2010E0053345, as amended by First Amendment to Declaration of Condominium of the Stuart Hall Condominiums Association dated August 26, 2013, as recorded in the official records of Jackson County, State of Missouri in Document No. 2013E0091218, which established the Condominium.

“Borrower Condominium Units” means the two (2) units owned by Borrower in the Condominium.

“Condominium Association” means the association of owners of the Condominium.

Rider to Multifamily Security Instrument	Page 2
Condominium

EXHIBIT A

DESCRIPTION OF THE LAND

TRACT 1:

Unit C-144 and Unit R, of STUART HALL CONDOMINIUMS, a condominium subdivision in the City of Kansas City, Jackson County, Missouri, together with an undivided interest in the Common Elements thereto, as established by and set forth in the Declaration of Condominium Stuart Hall Condominiums Association recorded June 3, 2010, as Document No. 2010E0053345 and the First Amendment to Declaration of Condominium of the Stuart Hall Condominiums Association recorded August 27, 2013, as Document No. 2013E0091218.

TRACT 2:

Lots 3, 4, 5, 6 and 7, Block 24, GOODRICH ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, recorded May 28, 1886, as Document No. 40052, in Plat Book 4 at Page 52.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement

EXHIBIT B

MODIFICATIONS TO INSTRUMENT

The following modifications are made to the text of the Instrument that precedes this Exhibit:

NONE.

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Multifamily Deed of Trust, Assignment of Rents
and Security Agreement